Exhibit 10.3

AMENDMENT TO

SECOND AMENDED AND RESTATED STOCKHOLDER AGREEMENT

This Amendment, dated as of April 24, 2006 (this “Amendment”), to the Second Amended and Restated Stockholder Agreement, dated as of October 18, 2005 (the “Agreement”), is entered into by and among Aviza Technology, Inc. (formerly, New Athletics, Inc.), a Delaware corporation (“Parent”), Trikon Technologies, Inc., a Delaware corporation (“Trikon”), and VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P. and VantagePoint Venture Partners IV Principals Fund, L.P. (collectively, “VPVP”).

RECITALS

WHEREAS, Parent, Trikon and VPVP are parties to the Agreement and wish to amend the Agreement in accordance with the terms of this Amendment.

WHEREAS, pursuant to Section 7.2 of the Agreement, the Agreement may be amended by a written instrument signed by the parties hereto and approval by a majority of the Trikon Designees (as such term is defined in the Agreement), which approval has been granted by a majority of the Trikon Designees at a meeting of the board of directors of Parent duly held on April 20, 2006.

AGREEMENT

NOW THEREFORE, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2.                                      Amendment to Section 1 of the Agreement.

(a)                                 The following defined term is hereby added:

“Conversion Shares” shall mean that aggregate number of shares of Common Stock issuable upon conversion of Series B Preferred Stock and Series B-1 Preferred Stock of Aviza, Inc. (formerly, Aviza Technology, Inc.) held by VPVP.

(b)                                 The defined term “Merger Share Amount” is hereby deleted in its entirety.

(c)                                  The defined term “Securities” is hereby deleted in its entirety and replaced with the following:

“Securities” shall mean (i) the Warrant Shares and (ii) except with respect to Section 6.2, the Merger Shares and Conversion Shares registrable pursuant to Section 6.1 of this Agreement.

2.                                      Amendment to Section 6 of the Agreement. Section 6 of the Agreement is hereby deleted in its entirety and replaced with the following:

Section 6.                                           Registration Procedures and Expenses.

6.1                               Within (i) thirty (30) days after any issuance of Warrant Shares (or any series of Warrant Share issuances that take place within the thirty- (30)-day period prior to the filing of a Registration Statement (as such term is defined below)), with an aggregate value of at least Five Hundred Thousand Dollars ($500,000) (in each case, a “Measure Date”) or (ii) as soon as practicable, but in any event within thirty (30) days after Parent shall have received a written request from VPVP (any such request, a “Share Demand”), which may be given at any time after the effective time of the Merger and before the Registration Termination Date (as such term is defined in clause (c) below of this Section 6.1) (any such date, a “Share Demand Date”), to effect any registration with respect to Merger Shares or Conversion Shares up to that number of Merger Shares or Conversion Shares set forth in a Share Demand; provided, however, that (a) if such Share Demand Date is prior to the earliest to occur of (i) January 1, 2007 and (ii) the date on which affiliates of VPVP have distributed an aggregate number of shares of Common Stock to the limited partners of such affiliates of VPVP equal to or greater than ten percent (10%) of the number of shares of Common Stock issued and outstanding as of April 24, 2006 after giving effect to the issuance of the Conversion Shares (as adjusted for stock splits, combinations, recapitalizations and the like), the number of Merger Shares or Conversion Shares subject to such Share Demand shall not exceed the greater of (x) one percent (1%) of Parent’s Common Stock outstanding as shown by the then-most-recent report or statement by Parent or (y) the average weekly trading volume for the four (4) weeks immediately preceding such Share Demand Date; and (b) Parent shall not be obligated to effect more than one (1) such registration in any three- (3)-month period nor more than a total of four (4) such registrations, Parent shall:

(a)                                 subject to receipt of necessary information from VPVP, use its reasonable best efforts to prepare and file with the SEC a registration statement (the “Registration Statement”) on Form S-3 (or Form S-1 if Form S-3 is not then available for use by Parent) to enable the resale of the Registrable Shares by VPVP on a delayed or continuous basis under Rule 415 of the Act;

(b)                                 use its reasonable best efforts, subject to receipt of necessary information from VPVP, to cause the Registration Statement to become effective, as applicable, within ninety (90) days of the Measure Date or (ii) as soon as practicable after the Share Demand Date; provided, however, that the Registration Statement shall not be declared effective until at least the ninetieth (90th) day after the Closing Date;

(c)                                  use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus (as such term is defined in Section 6.4(a) below) used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective, (i) in the case of Warrant Shares for a period (the “Registration Period”) ending not later than the earlier of (A) the second (2nd) anniversary of the applicable Measure Date); (B) the date on which all Warrant Shares then held by VPVP may be sold or transferred in compliance with Rule 144 under the Act

(or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder and (C) such time as all Warrant Shares held by VPVP have been sold (1) pursuant to a registration statement; (2) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (3) in a transaction exempt from the registration and prospectus delivery requirements of Section 4(1) of the Act so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (ii) in the case of Merger Shares or Conversion Shares for a period (the “Share Registration Period”) ending on the earlier of (i) the Registration Termination Date and (ii) the date on which VPVP has completed the distribution related thereto. For purposes of this Agreement, the “Registration Termination Date” shall be the later of (x) the two- (2)-year anniversary of, with respect to the Merger Shares, the Closing Date, and with respect to the Conversion Shares, April 24, 2006, and (y) the date that all of the Merger Shares or Conversion Shares, as applicable, become eligible for sale pursuant to Rule 144 during any one (1) ninety- (90)-day period;

(d)                                 promptly furnish to VPVP with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement and Prospectus, including any preliminary Prospectus and any supplements to or amendments of the Prospectus or Registration Statement, in order to facilitate the public sale or other disposition of all or any of such Registrable Shares by VPVP;

(e)                                  promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by VPVP; provided, however, that Parent shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)                                   bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 6.1 and the registration of the Registrable Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including, without limitation:  (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) fees and expenses of compliance with federal securities and state securities or “blue sky” laws; (iii) expenses of printing (including printing certificates for the Registrable Shares and Prospectuses); (iv) all application and filing fees in connection with listing the Registrable Shares on NASDAQ and (v) all fees and disbursements of counsel of Parent and the independent certified public accountants of Parent; provided, however, that VPVP shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of VPVP’s Registrable Shares. Parent shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

(g)                                  advise VPVP, within two (2) Business Days by e-mail, fax or other type of communication, and, if requested by VPVP, confirm such advice in writing:  (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or “blue sky” laws; and it shall promptly use its reasonable best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued and (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and

(h)                                 in the event that the Registrable Shares are to be sold through underwriters, enter into and perform its obligations under an underwriting agreement, in usual and customary form (including customary indemnification of such underwriters by Parent), with the managing underwriters of such offering, provided that VPVP enters into and performs its obligations under such underwriting agreement (including customary indemnification of such underwriters by VPVP).

Notwithstanding the foregoing, Parent shall file a post-effective amendment to de-register any unsold Merger Shares or Conversion Shares registered on an effective Registration Statement as of the expiration of the Share Registration Period no later than the one (1) year anniversary of, with respect to the Merger Shares, the Closing Date, and with respect to the Conversion Shares, April 24, 2006, and shall cease all efforts, and shall no longer be obligated, to cause any Registration Statement covering Merger Shares or Conversion Shares to become effective or take any other measures set forth in this Section 6.1 with respect to the Merger Shares or Conversion Shares upon the one (1) year anniversary of, with respect to the Merger Shares, the Closing Date, and with respect to the Conversion Shares, April 24, 2006.

6.2                               Delay in Effectiveness of Registration Statement.

(a)                                 Parent further agrees that (i) in the event the Registration Statement has not been filed with the SEC within thirty (30) days after the Measure Date, VPVP shall be entitled to receive from Parent liquidated damages in an amount equal to 1.0% of the total aggregate purchase price of the Registrable Shares purchased by VPVP that are to be registered on such Registration Statement (a “Liquidated Damages Payment”); (ii) in the event the Registration Statement has not been filed with the SEC within sixty (60) days after the Measure Date, VPVP shall be entitled to receive from Parent an additional Liquidated Damages Payment; (iii) in the event the Registration Statement has not been declared effective by the SEC within ninety (90) days after the Measure Date, VPVP shall be entitled to receive an additional Liquidated Damages Payment and (iv) Parent shall make an additional Liquidated Damages Payment for each thirty- (30)-day period thereafter (pro rated for any period of less than thirty (30) days) until the Registration Statement has been declared effective; although in no event shall the aggregate Liquidated Damages Payments in any thirty- (30)-day period exceed 1.0% of the total aggregate purchase price of the Registrable Shares purchased by VPVP that are to be registered on such Registration Statement.

(b)                                 Liquidated Damages Payments may, at VPVP’s option, be delivered to VPVP in the form of cash or New Athletics Common Stock. Except as provided in Section 6.2(c)(ii) hereof, Parent shall deliver all Liquidated Damages Payments to VPVP by the fifth (5th) Business Day after the occurrence of the events described in clauses (i), (ii), (iii) or (iv) of Section 6.2(a) hereof, as applicable (the “Payment Period”).

(c)                                  In the event that VPVP elects to receive Liquidated Damages Payments in the form of Parent Common Stock, and such payments would result in the issuance of shares in excess of the Share Cap, Parent shall, at VPVP’s election, either:

(i)                                     issue VPVP shares of Parent Common Stock up to the Share Cap and deliver the remainder of the Liquidated Damages Payments in cash, such payments to be made within the Payment Period; or

(ii)                                  issue VPVP shares of Parent Common Stock up to the Share Cap within the Payment Period, and then use its commercially reasonable efforts to obtain stockholder approval for the issuance to VPVP of shares of Parent Common Stock in excess of the Share Cap.

(d)                                 Notwithstanding anything to the contrary contained in this Section 6.2 or in any other provision of this Agreement, the Liquidated Damages Payments provided in this Section 6.2 shall be VPVP’s sole and exclusive monetary remedy in the event of the occurrence of any of the events described in clauses (i), (ii), (iii) or (iv) of Section 6.2(a) hereof; provided, however, that VPVP shall retain all equitable remedies then available to it.

6.3                               Transfer of Securities; Suspension.

(a)                                 VPVP agrees that it shall not effect any sale, offer to sell, solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to any securities of Parent or any derivative instruments, arrangement or securities the value of which is derived from Parent securities (a “Disposition”) or its right to purchase any securities of Parent or any derivative instruments, arrangement or securities the value of which is derived from Parent securities that would constitute a sale within the meaning of the Act, except as contemplated in the Registration Statement referred to in Section 6.1 hereof or in accordance with the Act (including any exemption from the registration requirements set forth therein), and that it shall promptly notify Parent of any changes in the information set forth in the Registration Statement regarding VPVP or its plan of distribution. VPVP further agrees that it shall not effect a Disposition of any Securities during the fifteen- (15)-trading-day period prior to and ending on the date of the execution of the definitive agreements executed in connection with the Equity Investment.

(b)                                 Except in the event that Section 6.3(c) hereof applies, Parent shall, at all times during the Registration Period or the Share Registration Period, as applicable, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide VPVP copies of any documents filed pursuant to Section 6.3(b)(i) hereof and (iii) inform VPVP that Parent has complied with its obligations in Section 6.3(b)(i) hereof (or that, if Parent has filed a post-effective amendment to the Registration Statement that has not yet been declared effective, Parent shall notify VPVP to that effect, shall use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and shall promptly notify VPVP pursuant to Section 6.3(b)(iii) hereof when the amendment has become effective).

(c)                                  Subject to Section 6.3(d) hereof, in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by Parent of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (iv) any event or circumstance that  necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then Parent shall deliver a notice in writing to VPVP (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, VPVP shall refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until VPVP’s receipt of copies of a supplemented or amended Prospectus prepared and filed by Parent, or until it is advised in writing by Parent that the current Prospectus may be used. In the event of any Suspension, Parent shall use its commercially reasonable efforts, consistent with the best interests of Parent and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to VPVP.

(d)                                 In the event VPVP is prohibited from selling Warrant Shares under the Registration Statement as a result of Suspensions on more than two (2) occasions of more than forty-five (45) days each in any twelve- (12)-month period, Parent shall pay to VPVP liquidated damages in an amount equal to 1.0% of the total aggregate purchase price of the Registrable Shares registered on such Registration Statement then held by VPVP if, as a result of such Suspensions, VPVP is prohibited from selling Warrant Shares under such Registration Statement for a period that exceeds sixty (60) consecutive days or one hundred twenty (120) days in the aggregate in any twelve- (12)-month period and for each thirty- (30)-day period thereafter during which such prohibition continues; provided, however, that in no event shall Parent be obligated to pay more than 1.0% of the total aggregate purchase price of the Warrant Shares registered on such Registration Statement then held by VPVP in any thirty- (30)-day period.

(e)                                  In the event VPVP is prohibited from selling Merger Shares or Conversion Shares under the Registration Statement as a result of Suspensions for more than sixty (60) days in any twelve- (12)-month period, then (i) Parent shall pay to VPVP liquidated damages in an amount equal to one percent (1.0%) of the total aggregate purchase price of the Merger Shares or Conversion Shares registered on such Registration Statement then held by VPVP if, as a result of such Suspensions, VPVP is prohibited from selling Merger Shares or Conversion Shares under such Registration Statement for a period that exceeds sixty (60) days in the aggregate in any twelve- (12)-month period and (ii) after the date, if any, on which Parent becomes obligated to pay VPVP liquidated damages pursuant to the preceding clause (i), Parent shall pay to VPVP additional liquidated damages in an amount equal to one percent (1.0%) of the total aggregate purchase price of the Merger Shares or Conversion Shares registered on such Registration Statement then held by VPVP for each additional thirty (30) days thereafter during which as a result of a suspension VPVP is prohibited from selling shares under such Registration Statement; provided, however, that in no event shall Parent be obligated to pay more than one percent (1.0%) of the total aggregate purchase price of the Merger Shares or Conversion Shares registered on such Registration Statement then held by VPVP in any thirty- (30)-day period.

(f)                                   In the event of a sale of Registrable Shares by VPVP under the Registration Statement, VPVP must also deliver to Parent’s transfer agent, with a copy to Parent, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the Registrable Shares may be properly transferred.

6.4                               Indemnification. For the purpose of this Section 6.4, the term “Registration Statement” shall include the Prospectus, any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1 hereof, and the term “Rules and Regulations” shall mean the rules and regulations promulgated under the Act.

(a)                                 Indemnification by Parent. Parent agrees to indemnify and hold harmless VPVP and each Person, if any, who controls VPVP within the meaning of the Act (collectively, the “VPVP Indemnitees”), against any losses, claims, damages, liabilities or expenses to which the VPVP Indemnitees may become subject, under the Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto; (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading or (iii) any failure of Parent to perform its obligations under this Agreement, and shall reimburse the VPVP Indemnitees for any legal and other expenses as such expenses are reasonably incurred by the VPVP Indemnitees in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that Parent shall not be liable in any such case (a) to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to Parent by or on behalf of VPVP expressly for use in the Registration Statement or the Prospectus or (ii) the failure of VPVP to comply with the covenants and agreements contained in Section 6.3 hereof respecting resale of Registrable Shares or (iii) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to VPVP before the pertinent sale or sales by VPVP or (b) for any amount paid in settlement of any such loss, claim, damage, liability, expense or action if such settlement is effected without the consent of Parent, which consent shall not be unreasonably withheld.

(b)                                 Indemnification by VPVP. VPVP agrees to indemnify and hold harmless Parent, each of its directors, each of its officers who sign the Registration Statement and each Person, if any, who controls Parent within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which Parent, each of its directors, each of its officers who sign the Registration Statement or controlling Person may become subject, under the Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of VPVP to comply with the covenants and agreements contained in Section 6.3 hereof respecting the sale of the Registrable Shares or (ii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to Parent by or on behalf of VPVP expressly for use therein; provided, however, that VPVP shall not be liable for (a) any such untrue or alleged untrue statement or omission or alleged omission of which VPVP has delivered to Parent in writing a correction at least five (5) Business Days before the occurrence of the transaction from which such loss was incurred, and VPVP shall reimburse Parent, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by Parent, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Section 6.4(b) or (b) any amount paid in settlement of any such loss, claim, damage, liability, expense or action if such settlement is effected without the consent of VPVP, which consent shall not be unreasonably withheld.

(c)                                  Indemnification Procedure.

(i)                                     Promptly after receipt by an indemnified party under this Section 6.4 of notice of the threat or commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.4, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6.4 except to the extent it is materially prejudiced as a result of such failure.

(ii)                                  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, the indemnifying party shall not be liable to such indemnified party under this Section 6.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(1)                                 the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the first sentence of clause (ii) above (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one (1) separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action); or

(2)                                 the indemnifying party shall not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 6.4, (A) with respect to claims made pursuant to clause (i) of Section 6.4(b) hereof, VPVP shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by VPVP from the sale of the Registrable Shares and (B) with respect to claims made pursuant to clause (ii) of Section 6.4(b) hereof, VPVP shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by VPVP from the sale of the Registrable Shares giving rise to such liability.

(d)                                 Contribution.

(i)                                     If a claim for indemnification under this Section 6.4 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 6.4, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6.4 was available to such party in accordance with its terms.

(ii)                                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4, (A) with respect to claims made pursuant to clause (i) of Section 6.4(b) hereof, VPVP shall not be liable to contribute any amount in excess of the amount of net proceeds received by VPVP from the sale of the Registrable Shares and (B) with respect to claims made pursuant to clause (ii) of Section 6.4(b) hereof, VPVP shall not be liable to contribute any amount in excess of (x) the amount by which the net proceeds received by VPVP from the sale of the Registrable Shares giving rise to such liability exceeds (y) the amount of any damages that VPVP has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

6.5                               Termination of Conditions and Obligations. The restrictions imposed by Section 6.3 hereof upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of Registrable Shares upon the Registration Termination Date or at such time as an opinion of counsel satisfactory in form and substance to Parent shall have been rendered to the effect that such conditions are not necessary in order to comply with the Act. Notwithstanding the foregoing, it is expressly understood that no such opinion of counsel shall be required if Parent shall be furnished with written documentation reasonably satisfactory to it that such Registrable Shares are being transferred in a customary transaction exempt from registration under Rule 144 under the Act.

6.6                               Rule 144. For a period commencing, with respect to the Merger Shares, on the date hereof, and with respect to the Conversion Shares, on April 24, 2006, and ending on the date on which VPVP may sell all of the Merger Shares or Conversion Shares pursuant to Rule 144(k) under the Act, Parent agrees with VPVP to:

(a)                                 comply with the requirements of Rule 144(c) under the Act with respect to current public information about Parent; and

(b)                                 file with the SEC in a timely manner all reports and other documents required of Parent under the Act and the Exchange Act (at any time it is subject to such reporting requirements).

3.                                      Full Force and Effect. Except as expressly modified by this Amendment, the Agreement is unmodified and this Amendment shall not impair the full force and effect of the Agreement.

4.                                      Choice of Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

5.                                      Counterparts. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused this Amendment to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

AVIZA TECHNOLOGY, INC.
(f/k/a New Athletics, Inc.)

/s/ Patrick C. O’Connor
By: Patrick C. O’Connor
Its: Executive Vice President and Chief Financial Officer

TRIKON TECHNOLOGIES, INC.

/s/ Patrick C. O’Connor
By: Patrick C. O’Connor
Its: Sole Director

VANTAGEPOINT VENTURE PARTNERS IV, (Q) L.P.

By: VantagePoint Venture Associates IV, L.L.C.
Its: General Partner

/s/ Alan E. Salzman
By: Alan E. Salzman
Its: Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.

By: VantagePoint Venture Associates IV, L.L.C.
Its: General Partner

/s/ Alan E. Salzman
By: Alan E. Salzman
Its: Managing Member

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV, L.L.C.
Its: General Partner

/s/ Alan E. Salzman
By: Alan E. Salzman
Its: Managing Member

Amendment to Second Amended and Restated Stockholder Agreement